Series Number:  1
For period ending 5/31/14

48)	Investor, A, B, C & R
First $500 million 1.000%
Next $500 million 0.950%
Next $2 billion 0.900%
Next $2 billion 0.850%
Over $5 billion 0.800%

Institutional
First $500 million 0.800%
Next $500 million 0.750%
Next $2 billion 0.700%
Next $2 billion 0.650%
Over $5 billion 0.600%

R6
First $500 million 0.650%
Next $500 million 0.600%
Next $2 billion 0.550%
Next $2 billion 0.500%
Over $5 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      1,246
                      Institutional Class                                                      189
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      798
                                B Class                                                      1
C Class                                                      23
                                R Class                                                      33
R6 Class                                                      2

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.0267
                      Institutional Class                                                      $0.0326
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.0194
B Class                                                      $0.0033
C Class                                                      $0.0033
R Class                                                      $0.0123
R6 Class                                                      $0.0370

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                47,441
                      Institutional Class                                                                6,043
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      39,747
B Class                                                      447
                                C Class                                                      7,039
R Class                                                      2,627
R6 Class                                                      41

74V)   1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $6.08
                      Institutional Class                                                      $6.09
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $6.08
B Class                                                      $6.05
                                C Class                                                      $6.05
R Class                                                      $6.07
R6 Class                                                      $6.09

Series Number: 2
For period ending 5/31/14

48)                 Investor, A, B, C & R
First $1 billion 1.100%
Next $2 billion 1.000%
Next $2 billion 0.950%
Over $5 billion 0.900%

Institutional
First $1 billion 0.900%
Next $2 billion 0.800%
Next $2 billion 0.750%
Over $5 billion 0.700%

R6
First $1 billion 0.750%
Next $2 billion 0.650%
Next $2 billion 0.600%
Over $5 billion 0.550%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                      3,325
                                Institutional Class                                                                1,520
           2.  Dividends for a second class of open-end company shares
                      A Class                                                      2,457
                                B Class                                                      21
C Class                                                      162
                                R Class                                                      132
R6 Class                                                      1

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.0351
                      Institutional Class                                                      $0.0423
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.0261
B Class                                                      $0.0095
C Class                                                      $0.0095
R Class                                                      $0.0205
R6 Class                                                      $0.0477

74U)   1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                93,212
                      Institutional Class                                                                38,210
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      90,659
B Class                                                      1,980
                                C Class                                                      16,901
R Class                                                      6,378
R6 Class                                                      17

74V)   1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $7.44
                      Institutional Class                                                      $7.44
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $7.43
B Class                                                      $7.40
                                C Class                                                      $7.41
R Class                                                      $7.41
R6 Class                                                      $7.44

Series Number: 3
For period ending 5/31/14

48)	Investor, A, B, C & R
First $1 billion 1.200%
Next $1 billion 1.050%
Next $1 billion 1.000%
Next $2 billion 0.950%
Over $5 billion 0.900%

Institutional
First $1 billion 1.000%
Next $1 billion 0.850%
Next $1 billion 0.800%
Next $2 billion 0.750%
Over $5 billion 0.700%

R6
First $1 billion 0.850%
Next $1 billion 0.700%
Next $1 billion 0.650%
Next $2 billion 0.600%
Over $5 billion 0.550%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      6,306
                                Institutional Class                                                                1,514
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      3,939
B Class                                                      23
                                C Class                                                      191
                                R Class                                                      170
R6 Class                                                      -

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.1180
                                 Institutional Class                                                      $0.1367
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.0946
B Class                                                      $0.0245
C Class                                                      $0.0245
R Class                                                      $0.0713
R6 Class                                                      $0.1507

74U)   1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                56,378
                      Institutional Class                                                                14,567
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      44,598
B Class                                                      920
                                C Class                                                      8,672
R Class                                                      2,651
R6 Class                                                      8

74V)   1. Net asset value per share (to nearest cent)
                                Investor Class                                                      $8.81
                      Institutional Class                                                      $8.77
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $8.85
B Class                                                      $8.77
                                C Class                                                      $8.74
R Class                                                      $8.85
R6 Class                                                      $8.76

Series Number: 4
For period ending 5/31/14

48)	Investor, A, C & R
1.360%
Institutional
1.160%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      378
                                Institutional Class                                                                121
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      218
                                C Class                                                      51
                                R Class                                                      3

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.1442
                                 Institutional Class                                                      $0.1667
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.1159
C Class                                                      $0.0313
R Class                                                      $0.0877

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                2,308
                      Institutional Class                                                                555
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      1,726
                                C Class                                                      1,641
R Class                                                      31

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $11.52
                      Institutional Class                                                      $11.54
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $11.49
                                C Class                                                      $11.40
R Class                                                      $11.46